                                                                   Exhibit 10.21
                             OFFICE BUILDING LEASE
                             ---------------------

     This lease, dated for reference purposes only, as of the 18th day of March, 1997, is entered into by and between HARBOR COURT ASSOCIATES, a Maryland general partnership ("Landlord"), and PHYSICIANS QUALITY CARE, INC. ("Tenant");

                                    PREAMBLE
                                    --------

     Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise, and let unto Tenant and Tenant hereby leases and accepts from Landlord that certain office space in the "Building," as defined below, shown and designated on the floor plan attached hereto as Exhibit "A" and incorporated herein by this reference (the "Premises") for the "Term," as defined below, unless sooner terminated as herein provided. The Premises are leased by Landlord to Tenant and are accepted and are to be used and possessed by Tenant upon and subject to the following terms, provisions, covenants, agreements, and conditions.

     1.  PRINCIPAL LEASE PROVISIONS.
         --------------------------

     Each reference in this Lease to any of the terms described in this Article 1 shall mean and refer to the following; however, the other Articles of this Lease contain numerous refinements and exceptions which qualify the provisions of this Article; all other terms are as defined in this Lease:

         1.1     Landlord's Address:   c/o Mega Management Company
                 -------------------   PO Box 68
                                       Kannapolis, NC 28082
                                       ATTN:  Lynne Scott-Safrit

         1.2     Tenant's Address:     Physicians Quality Care, Inc.
                 -----------------     323 West Camden Street
                                       Suite 675
                                       Baltimore, MD 21201

         1.3     Building:             575 South Charles Street
                 ---------             Baltimore, Maryland  21201

         1.4     (a)  Rentable Square Footage of the Building:
                      ----------------------------------------
                               71,731 square feet

                 (b)  Rentable Square Footage of Retail Space:
                      ----------------------------------------
                               9,124 square feet

                 (c)  Rental Square Footage of Office Space:
                      --------------------------------------
                             62,607 square feet

          1.5    Area of Premises:     1,685 rentable square feet
                 -----------------

          1.6    Floor Number:  Second (2nd)
                 ------------

          1.7    Suite Number:     203
                 ------------

          1.8     Lease Term:    Six (6) Months
                  ----------

          1.9     Estimated Commencement Date:  April 1, 1997
                  ----------------------------

          1.10    Termination Date:     September 30, 1997
                  ----------------

          1.11    Initial Monthly Rental:  U.S. Two Thousand Six Hundred
                  -----------------------
                                             and xx/100 Dollars ($2,600.00)

          1.12    Tenant's Percentage:
                  --------------------

                  (a)   2.35  % of Building

                  (b)   0.00  % of Retail Space

                  (c)   2.69  % of Office Space

          1.13    Security Deposit:     U.S. Two Thousand Six Hundred
                  ----------------
                                        and xx/l00 Dollars ($2,600.00)

          1.14    Brokers:  None
                  -------

          1.15    State:  Maryland
                  -----

          1.16    Use of Premises:   General Office Use
                  ----------------

     2.   PREMISES.
          --------

          2.1     Premises.  Landlord hereby leases to Tenant and Tenant hereby
                  --------
leases from Landlord the Premises.

          2.2     Common Areas. Tenant shall have, as appurtenant to the
                  ------------
Premises, the non-exclusive right, in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord and of which Tenant is given notice, to the use of the following areas of the Building: common entrances, lobbies, corridors, elevators, ramps, drives, service ways, restrooms, and common walkways necessary to access to the Building (the "Common Area"). Tenant hereby agrees that Landlord shall have the right, for the purpose of accommodating other tenants of the Building, to increase or decrease the configuration and dimensions or to otherwise alter the common corridors on any floor so long as Tenant's access to the Premises, restrooms, stairwells, and elevators is not prohibited thereby. Landlord reserves the right from time to time: (a) to install, use, maintain, repair, replace, and relocate for service to the Premises and/or other parts of the building pipes, ducts, conduits, wires appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Building, and (b) to alter, close, or relocate Common Areas or any facility therein.

     3.  TERM AND POSSESSION.
         -------------------

         3.1  Term. The term of this Lease shall be for a term commencing on the
              ----
Estimated Commencement Date as set forth in Section 1.9 and ending on the Termination Date as set forth in Section 1.10, unless sooner terminated as provided in this Lease.

         3.2  Possession.   Tenant agrees that if Landlord is unable to deliver
              ----------
possession of the Premises to Tenant on the Estimated Commencement Date, Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable. Under such circumstances, the term of this Lease shall not commence and the rent and payments for expenses which Tenant is obligated to pay shall not commence until the Premises are ready for occupancy by Tenant and the Termination Date of this Lease shall be based on the Lease Term as stated in
Section 1.8 of this Lease, unless such delay is the fault or responsibility of Tenant. If Landlord tenders possession of the Premises to Tenant prior to the Estimated Commencement Date, and if Tenant elects to accept such prior tender, the term of this Lease shall commence on the date Tenant takes possession of the Premises and all of the terms, covenants, and conditions of this Lease, including the payment of rent and other expenses, shall be effective as of such date. Notwithstanding the fact that the term of this Lease may commence earlier than the Estimated Commencement Date, the term of this Lease shall end on the Termination Date set forth in Section 1.10.

         3.3  Acceptance of Premises. By taking possession of the Premises,
              ----------------------
Tenant accepts the Premises in its then "as is" condition and acknowledges that the Premises and the Building are in good and satisfactory condition at the time Tenant takes possession of the Premises.

         3.4  Quiet Enjoyment.  Upon Tenant's paying the rent and other expenses
              ---------------
provided in this Lease and observing and performing all of the terms, covenants, and conditions to be observed and performed by Tenant hereunder, Tenant shall peaceably and quietly hold, occupy, enjoy, manage, and operate the Premises without hindrance or molestation by Landlord during the term of this Lease or by any person or persons claiming under Landlord, subject to all of the provisions of this Lease.

         3.5  Security Deposit. On delivery to Landlord of a copy of this Lease
              ----------------
executed by Tenant, Tenant shall deposit with Landlord the amount set forth in
Section 1.13 as security for the performance by Tenant of its obligations under this Lease. Landlord may apply all or any portion of such security deposit in payment of any obligation of Tenant under this Lease in default. If Landlord so applies any portion of such security deposit, Tenant shall within ten (10) days after written demand from Landlord, restore such deposit to the full amount provided in this Lease. Landlord shall not be required to pay interest to Tenant on such security deposit or to keep such security deposit separate from its general accounts. Such deposit shall be returned to Tenant at the termination of the Lease if Tenant has discharged its obligations under this Lease in full.

     4.  RENT.
         ----

         4.1  Payment of Rent. Tenant shall pay the monthly Rental, without any
              ---------------
prior demand therefor and without any deduction or offset whatsoever, in lawful money of the United States of America, to Landlord on the first day of each calendar month during the term of this Lease as rent for the Premises for such month. Tenant shall make payments of rent and other expenses to Landlord at the Building Manager's office at the Building or at other such address as Landlord may from time to time request in writing. If the term of this Lease commences other than on the first day of a month or ends other than on the last day of a month, the rent for a partial month shall be prorated on a thirty (30) day month, based on the number of days in such month that this Lease is in effect.

         4.2  Monthly Rental.    The Monthly Rental from the commencement of the
              --------------
term of this Lease through December 31, 1997, shall be the Initial Monthly Rental as provided in Section 1.11 hereof. The Monthly Rental for any succeeding calendar year shall be determined by (i) multiplying the difference between the Monthly Rental for the immediately preceding calendar year and $1,476.67 by the CPI Adjustment for such year and (ii) adding to such amount $1,476.67; however, in no event shall the Monthly Rental be less than the Initial Monthly Rental. The CPI Adjustment for a calendar year shall be a fraction, the numerator of which shall be the average CPI for the twelve months ending with the September immediately preceding such calendar year and the denominator of which shall be the average CPI for the twelve months ending with the September before the September immediately preceding such calendar year.
The term "CPI" as used in this Lease shall mean the Consumer Price Index for All Urban Customers - All Items - U.S. City Average (1967=100 or the then current basis, if changed by the United States Department of Labor) published by the United States Department of Labor, Bureau of Statistics. If the issuance of the CPI by the federal government is discontinued, the Landlord shall use for the CPI the official index published by a federal governmental agency which is most nearly equivalent to the CPI. If no such index is available, then Landlord shall use such index or procedure which reasonably reflects increases or decreases in consumer prices in the United States. If the rental payments determined pursuant to this Section 4.2 exceed that allowed by the terms of any valid governmental restriction which limits the amount of rent or if the rental payments described pursuant to this
Section 4.2 exceed any limitation otherwise imposed by this Lease, the amount of rent or other payments shall be the maximum permitted by such governmental restriction and by such limitation; however, all increases or decreases in rent or other payments provided in this Lease shall be calculated thereafter based upon the amount of the rent which would have been payable under the Lease as if such government restriction or other limitation had not limited the rent payable under the terms of this Lease. As used herein "calendar year" means a period ending December 31.

     5.  ADDITIONAL EXPENSES.
         -------------------

         5.1  Additional Expenses Payable By Tenant. Tenant shall pay a
              -------------------------------------
reasonable charge determined by Landlord for any utilities or services required to be provided by Landlord by reason of any use by Tenant of any utilities or services in excess of utilities or services customarily provided for general office use in the Building or by reason of any recurrent use of the Premises at any time other than the normal business hours of generally recognized business days and shall also pay any costs reasonably incurred by Landlord to meter or otherwise measure the amount of such utilities or services used by Tenant. Tenant shall pay for any additional or unusual janitorial services required by reason of Tenant's use of the Premises or by reason of improvements in the Premises other than Landlord's "Building Standard" improvements. If the replacement cost of improvements in the Premises in excess of such replacement cost if only Landlord's "Building Standard" improvements were installed in the Premises or Tenant's use or the conduct of business on the Premises or in the Building, whether or not with Landlord's consent and whether or not otherwise permitted by this Lease, results in any increase in premiums for the insurance carried by Landlord with respect to the Building, Tenant shall pay any such increase in premiums within ten (10) days after being billed by Landlord.

     6.  SERVICES AND UTILITIES.
         ----------------------

         6.1  Services by Landlord. Landlord shall furnish to the Premises
              --------------------
during such normal business hours of generally recognized business days such amounts of air conditioning, heating, and ventilation as may be reasonably necessary for the comfortable use and occupation of the Premises. Landlord shall, at all times, furnish the Premises with elevator service and reasonable amounts of electricity for normal lighting and office machines and shall furnish water for lavatory and drinking purposes. Landlord shall provide janitorial service equivalent to that furnished in comparable office buildings and window washing as reasonably required. Landlord shall replace fluorescent tubes and ballasts in Landlord's building standard overhead fluorescent fixtures as required. Tenant shall pay for replacement of all other tubes, ballasts, and bulbs as required.

         6.2  Maintenance and Repair by Landlord.  Landlord shall maintain the
              ----------------------------------
Common Areas of the Building in a first-class condition, shall maintain the plumbing, heating, ventilation, air conditioning, elevator, electrical, and other mechanical systems of the Building in good working order, shall make necessary repairs to the roof and the shell of the Building, and shall repair promptly any damage to the Premises and the Building as provided in Section 10.

         6.3  Interruption of Service.   Landlord shall not be liable and the
              -----------------------
Monthly Rental and other payment to Landlord shall not abate for interruptions to the telephone, plumbing, heating, ventilation, air conditioning, elevator, electrical, or other mechanical systems or cleaning services, by reason of accident, emergency, repairs, alterations, improvements, or shortages or lack of availability of materials or services. At any time during the term of this Lease, any utilities or services may be conserved by Landlord without abatement of rent or other expenses if undertaken by Landlord as required by any governmental agency or in a reasonable effort to reduce energy or other resource consumption.

     7.  USE AND OCCUPANCY BY TENANT.
         ---------------------------

         7.1  Use by Tenant.  Tenant shall use and occupy the Premises for
              -------------
general office purposes as described in Section 1.16 and for no other purposes without the prior written consent of the Landlord. Tenant shall operate its business on the Premises during normal business hours and shall maintain sufficient personnel on the Premises during normal business hours to receive and supervise visitors to the Premises. Tenant shall furnish and decorate the Premises in a manner consistent with its business and the other businesses in the Building. Tenant shall not do or permit anything to be done in or about the Premises which would constitute a nuisance to the other tenants or occupants of the Building or significantly interfere with their use of any area of the Building other than the Premises.

         7.2  Rules and Regulations.  Tenant and its employees, agents, and
              ---------------------
visitors shall observe faithfully the Rules and Regulations attached hereto as Exhibit "B" and made a part hereof, and such other and further reasonable Rules and Regulations as Landlord may from time to time adopt. Landlord shall not be liable to Tenant for violation of any Rules and Regulations or the breach of any provision in any lease by any other tenant or other party in the Building.

     8.  MAINTENANCE, REPAIRS, AND ALTERATIONS.
         -------------------------------------

         8.1 Maintenance and Repair. During the term of this Lease, Tenant shall
             ----------------------
take good care of the Premises and fixtures therein and maintain them in good order, condition, and repair in a quality and class equal to the original work, ordinary and reasonable wear excepted. During the term of this Lease, Tenant shall maintain at its own expense all plumbing facilities and the area in which such plumbing facilities are located within the premises, except the restrooms located in the core of the Building, in good order, condition and repair as they are on the commencement of the term of this Lease, ordinary and reasonable wear excepted. Upon surrender of the Premises to Landlord, Tenant shall deliver the Premises to Landlord broom-clean in as good order, condition, and repair as they are on the commencement of the term of this Lease, ordinary and reasonable wear excepted. Without limiting the foregoing, Landlord may require that any such maintenance or repairs be performed by Landlord at Tenant's expense.

         8.2  Alterations. Tenant shall not make nor permit to be made any
              -----------
alterations or improvements to the Premises without obtaining Landlord's prior written consent which shall not be unreasonably withheld, and then only by contractors or mechanics approved by Landlord. Landlord shall generally consent to alterations, additions, or improvements which do not affect the value of the Premises significantly and which do not affect the structure or operation of the
Building.   Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with any and all applicable laws, statutes, rules, orders, ordinances, regulations, and requirements of the federal, state, and local governments, and all their departments and bureaus, as well as the requirements of the Association of Fire Underwriters, or similar governing insurance body. Unless otherwise approved by Landlord, all alterations, additions, and improvements to the Premises shall be made by Landlord. Landlord shall pay for the cost of any alterations, additions, and improvements to the Premises only to the extent Landlord agrees to do so by a separate written agreement with Tenant. Otherwise, Tenant shall pay all costs for such additions, alterations, and improvements including any additions, alterations, and improvements to the Premises required by any governmental agency during the term of this Lease, which costs shall include a reasonable overhead and profit charge by Landlord. Tenant shall report all costs incurred by Tenant for any alterations, additions, or improvements made by Tenant to the Premises and shall permit Landlord to examine all contracts and records relating to such alterations, additions, or improvements. All alterations, additions, and improvements to the Premises by Landlord or Tenant shall become part of the realty and belong to Landlord and, at the end of the term hereof, shall remain on the Premises without compensation of any kind to Tenant, except that any trade fixtures which are installed and paid for by Tenant shall remain the property of Tenant and may be removed by Tenant during the term of this Lease provided Tenant repairs any damage to the remaining improvements of the Premises caused by the removal of such fixtures. Moveable furniture and equipment of Tenant shall remain the property of the Tenant.

     9.  INSURANCE AND INDEMNIFICATION.
         -----------------------------

         9.1  Landlord's Insurance and Waiver. During the term of this Lease,
              -------------------------------
Landlord shall obtain and keep in full force and effect fire and extended coverage insurance with a vandalism and malicious mischief endorsement for the Building and public liability insurance in such reasonable amounts with such reasonable deductions as would be carried by a prudent owner of a similar building in the area, or which the first mortgagee of the Building reasonably deems necessary in connection with the operation of the Building. Landlord may obtain insurance for the Building and the rents from the Building against such other perils as Landlord reasonably considers appropriate. Tenant acknowledges that it will not be a named insured in such policy and that it has no right to receive any proceeds from any such insurance policies carried by Landlord.

         9.2 Tenant's Insurance. During the entire term of the Lease, Tenant
             ------------------
shall obtain and keep in full force and effect, at its sole cost and expense, the following insurance: (i) fire and extended coverage insurance with a water damage and sprinkler damage endorsement and with a vandalism and malicious mischief endorsement for property of Tenant located in the Building in an amount not less than ninety percent (90%) of its cash value for any property such as standard office furniture, furnishings, equipment, files, and supplies and in an amount of one hundred percent (100%) of its cash value for any properties such as cash, antiques, art objects, and jewelry, (ii) comprehensive general liability insurance, including personal injury and property damage insuring against all claims and liability arising out of the use or occupancy of the Premises with limits as appropriate to Tenant's use of the Premises but not less than $2,000,000, and (iii) insurance against interruption of Tenant's business and loss of Tenant's business records in such amount as appropriate to Tenant's business, unless Tenant shall provide, in writing, evidence of self insurance pertaining to interruption of Tenant's business and loss of Tenant's business records. All insurance policies shall provide that they cannot be canceled without twenty (20) days prior written notice to Landlord and any other person holding an interest in the Building designated by Landlord. Tenant shall deliver copies of such policies to Landlord on request. Tenant may, by written notice of such election to Landlord, elect to be a self-insurer of its property such as office furniture, furnishings, equipment, files and supplies, cash, securities, antiques, art objects, and jewelry and against interruption of Tenant's business and loss of Tenant's business records. As an alternate to copies of Tenant's insurance policies, Landlord agrees to accept certificates of such insurance which are in a form satisfactory to Landlord.

         9.3 Indemnification. Tenant hereby waives all claims against Landlord,
             ---------------
its agents and employees for loss, theft, or damage to equipment, furniture, records, and other property on or about the Premises, for loss or damage to Tenant's business or death or injury to persons on or about the Premises or the Building, except to the extent caused by the active negligence or willful misconduct of Landlord, its agents or employees. Tenant shall indemnify and hold harmless Landlord, its agents and employees from and against any and all claims and liability for the loss, theft, or damage to property on or about the Premises except Tenant's indemnification shall not include an indemnification for liability for the active negligence or willful misconduct of Landlord, its agents or employees. Tenant shall indemnify and hold Landlord, its agents and employees harmless from and against any and all claims and liability arising from any breach or default by Tenant in the performance of any obligation of Tenant under this Lease or arising from the negligence or willful misconduct of Tenant, its agents, employees, or visitors. Landlord shall not be liable to Tenant for any negligence or act of any occupant or invitee of any owner or occupant or invitee of any owner or occupant of any property adjoining the Building other than Landlord, its agents and employees.

         9.4 Waiver of Subrogation. Without limiting the obligation of Tenant to
             ---------------------
maintain insurance which permits waiver of subrogation (unless otherwise approved in writing by Landlord), Landlord and Tenant hereby waive all causes of action and rights of recovery against each other, against all subtenants or assignees of Tenant, against all other tenants of the Building and their assignees and sublessees and against any other person or entity holding an interest in the Building (together, the "Affected Parties"), and against the agents, officers, and employees of the Affected Parties, for any loss occurring to the property of the Affected Parties resulting from any of the perils insured against under any and all casualty insurance policies in effect at the time of any such loss regardless of cause of origin of such loss, including the negligence of the Affected Parties or the agents, officers, or employees of the Affected Parties, to the extent of any recovery on such policies of insurance, except to the extent that any of such policies of insurance are invalidated, in whole or part, by said waiver, and so long as such policies of insurance shall contain (and Landlord and Tenant hereby agree to use their best efforts to cause such policies to contain), by endorsement or otherwise, a clause in such form or having substantially the same effect as the following: "It is hereby stipulated that this insurance shall not be invalidated in whole or in part should the insured or any of them waive in writing prior to a loss any or all rights of recovery against any person or entity for loss occurring to the property described herein." Any self-insurance by Tenant shall be deemed to include such waiver of subrogation against the Affected Parties. The obligation of Landlord to use its best efforts to cause such policies to contain the above-described clause shall not obligate Landlord to obtain such insurance from insurance companies unacceptable to Landlord nor to incur premium charges therefor which exceed one hundred ten percent (110%) of the premium charges for such insurance which does not include such a clause. The obligation of Tenant to use its best efforts to cause such policies to contain the above-described clause shall not obligate Tenant to obtain such insurance for the benefit of the Affected Parties other than Landlord from insurance companies unacceptable to Tenant nor to incur premium charges therefor which exceed one hundred ten percent (110%) of the premium charges for such insurance which does not include such a clause benefitting the Affected Parties other than Landlord. Landlord shall promptly notify Tenant in writing if such policies of Landlord do not contain the above-described clause. Tenant shall promptly notify Landlord in writing if such policies of Tenant do not contain the above-described clause, and in such event, Landlord shall promptly endeavor to notify the other Affected Parties of such event.

     10.  DAMAGE OR DESTRUCTION
          ---------------------

          10.1 Repair of Damage. If the Premises or the Building are damaged or
               ----------------
destroyed by fire or other casualty covered by the usual form of fire and extended coverage, Landlord shall commence repair or restoration within sixty
(60) days of such damage or destruction and shall diligently pursue such repair and restoration to completion unless this Lease is terminated as provided herein. Landlord shall pay the cost of repair to any damage or destruction of the Building or the Premises caused by the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall pay the reasonable cost of repair of any damage or destruction of the Premises except to the extent caused by defects in construction of the Building or the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall pay the reasonable cost of repair of any damage or destruction of the Building caused by the negligence or willful misconduct of Tenant, its employees, agents, or visitors. The costs of repair of the Building or Premises shall include a reasonable overhead and profit charge by Landlord. Tenant's obligation to pay the cost of repairs for damage or destruction to the Premises or the Building shall be reduced by any insurance proceeds payable to Landlord for such damage or destruction, but only to the extent such insurance provides for a waiver of subrogation which permits such reduction of Tenant's obligations. Tenant shall vacate such portion of the Premises as Landlord reasonably requires to enable Landlord to repair the Premises or Building.

         10.2 Abatement. If the Premises are damaged or destroyed by fire or
              ---------
other casualty not caused by the negligence or willful misconduct of Tenant, its agents, employees, or visitors, the Monthly Rental shall abate until such damage or destruction is repaired in proportion to the reduction of the area of the Premises usable by Tenant. Except as specifically provided in this Lease, this Lease shall not terminate, Tenant shall not be released from any of its obligations under this Lease, the rent and other expenses payable by Tenant under this Lease shall not abate and Landlord shall have no liability to Tenant for any damage or destruction to the Premises or the Building of any inconvenience or injury to Tenant by reason of any maintenance, repairs, alterations, decoration, additions, or improvements to the Premises or the Building.

         10.3 Termination by Landlord. If the Building is damaged or destroyed,
              -----------------------
Landlord shall have the option to terminate this Lease within sixty (60) days of such damage, if Landlord reasonably determines that the cost of repair to the Building exceeds thirty percent (30%) of the value of the Building exclusive of the land prior to such damage. If the Premises are damaged or destroyed, Landlord shall have the option to terminate the term of this Lease within sixty
(60) days of the date of such damage or
destruction if the cost of repair of the Premises, as reasonably determined by Landlord, exceeds the insurance proceeds estimated by Landlord to be payable to Landlord for such damage or destruction, unless the Tenant agrees in writing to pay any cost of repairs of the Premises in excess of such insurance proceeds within fifteen (15) days of receipt by Tenant of written notice from Landlord of its intention to terminate this Lease pursuant to this sentence.

         10.4  End of Term. Landlord shall not have any obligation to repair,
               -----------
reconstruct or restore the Premises during the last twelve (12) months of the term of this Lease or any extension thereof, as a result of any damage to the Premises if the cost of any such repair, reconstruction, or restoration as reasonably estimated by the Landlord exceeds the then Monthly Rental. If Landlord elects not to repair the Premises of the Building pursuant to this
Section 10.4, Tenant may elect to terminate this Lease within thirty (30) days of receipt of Landlord's notification of its election not to repair pursuant to this Section 10.4. If Tenant elects to terminate this Lease as provided in this Section, this Lease shall terminate thirty (30) days following the election by Tenant to terminate this Lease. If Tenant does not elect to terminate this Lease in such thirty (30) day period, the rent and other expenses payable by Tenant shall not abate, Landlord may repair the Premises at Tenant's cost and expense, and Tenant shall deposit with Landlord in advance an amount estimated by Landlord as the cost of such repair.

     11. CONDEMNATION.
         ------------

         11.1 The term of this Lease shall terminate as to the portion of the Premises taken or condemned by any authority under the power of eminent domain or transferred by Landlord by agreement with such authority under threat of condemnation, with or without any condemnation action being instituted, as of date such authority requests possession of such portion of the Premises. The Monthly Rental shall be adjusted in the proportion that the square footage of the portion of the Premises taken bears to the total square footage of the Premises prior to such taking. Tenant shall not be entitled to any compensation, allowance, claim, or offset of any kind against the Landlord or any condemning authority, as damages or otherwise, by reason of being deprived of the Premises or by the termination of this Lease, except that Tenant shall be entitled to such portion of any separate award for any improvements to the premises paid for by Tenant in an amount not to exceed the unamortized cost of such improvements with such costs amortized over the term of this Lease without reference to any unexercised options. Any portion of the Building other than the Premises taken by eminent domain or dedicated to public use shall upon such taking or dedication be excluded from the area over which Tenant is granted rights hereunder, and this Lease shall continue in full force and effect without any reduction in rental.

     12.  ASSIGNMENT, SUBLETTING, AND RECAPTURE.
          -------------------------------------

          12.1  Consent Required.  Tenant shall deliver to Landlord promptly
                ----------------
following execution an executed copy of any assignment, sublease, or agreement relating to the Premises, regardless of whether or not such assignment, sublease, or agreement is permitted by this Lease or requires Landlord's consent. Tenant shall not assign, sublease or otherwise transfer by operation of law or otherwise this Lease or any interest herein without the prior written consent of Landlord. If Tenant desires at any time to assign or otherwise transfer this Lease or sublease all or a portion of the Premises, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord:
(i) the name of the proposed assignee or sublessee, (ii) the nature of the proposed assignee's or sublessee's business to be carried on in the Premises,
(iii) a copy of the proposed assignment or sublease and any other agreements to be entered into concurrently with such assignment or sublease, and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee or sublessee. Landlord may condition its consent to any assignment or sublease on the execution by such assignee or sublessee of a written assumption by such assignee or sublessee of the obligations of Tenant under this Lease. A transfer of control of Tenant shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Section. Tenant shall pay to Landlord a reasonable fee and Landlord's expenses in reviewing such proposed assignment or sublease. Landlord shall respond to Tenant's request to assign or sublease this Lease in a timely manner. This Lease may not be assigned or sublet without complying with the provisions of this Section in reliance on any law relating to bankruptcy or debtor's rights generally unless adequate assurance of future performance is provided Landlord including adequate assurance of the source of rent and other expenses due under this Lease for the entire term of this Lease and unless the assignee or sublessee and the proposed use of the Premises by the assignee or sublessee are consistent with the type of other tenants in the Building and the use by such tenants of their Premises.

         12.2  Prohibitions.   Partial assignments of Tenant's interest in this
               ------------
Lease as prohibited. Any sale, assignment, encumbrance or other transfer of this Lease and any subleasings or occupation of the Premises which does not comply with the provisions of this Section shall be void and shall be a default under this Lease.

         12.3  Payments to Landlord.  Tenant shall pay to Landlord promptly
               --------------------
following receipt the amount by which the value of any consideration received by Tenant from any such assignments exceeds Tenant's unamortized cost of tenant improvements in the Premises. Tenant shall pay to Landlord promptly following receipt the amount by which all sublease rental and other payments received by Tenant from any subtenant or any other person occupying any portion of the Premises exceeds the total of the rental or other amounts payable by Tenant pursuant to Section 4 for the portion of the Premises subleased with the rental or other amounts payable by Tenant for the Premises allocated on the basis of
square footage.   The provisions of this Section
shall apply regardless of whether or not such assignment, subleasing or occupation is made in compliance with the terms of this Lease. Any payments made to Landlord pursuant to this Section, or Landlord's acceptance or endorsement thereof, shall not constitute a consent to any assignment, subleasing or occupation or cure any default under this Lease.

         12.4 Recapture. If Tenant requests Landlord's consent to any assignment
              ---------
or sublease of this Lease, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the information concerning such assignment or sublease required by Section
12.1 to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublease all or a portion of the Premises. On termination of this Lease by Landlord pursuant to this Section, Landlord shall pay to Tenant the unamortized cost of any tenant improvements to the Premises paid by Tenant, with such costs amortized over the term of this Lease without reference to any unexercised options. Landlord's right to terminate this Lease on assignment or sublease shall not terminate as a result of Landlord's consent to the assignment of this Lease or sublease of all or a portion of the Premises, or Landlord's failure to exercise this right with respect to an assignment or sublease.

         12.5  No Release.   Landlord's consent to any sale, assignment,
               ----------
encumbrance, subleasing, occupation or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subleasing or occupation. The collection or acceptance of rent or other payment by Landlord from any person other than Tenant shall not be deemed the acceptance of any assignee or subtenant as the Tenant hereunder or a release of Tenant from any obligation under this Lease. If any assignee, sublessee or successor of Tenant defaults in the performance of any obligation under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting any remedies against such assignee, sublessees or successors. Landlord may consent to subsequent assignments or subleasing of this Lease or amendments or modifications of this Lease with the assignee, sublessees or successors of Tenant without notifying Tenant or such assignee, sublessee or successors and without obtaining their consent and such action shall not relieve Tenant or such assignee, sublessee or successors of any liability under this Lease.

     13.  DEFAULT AND REMEDIES.
          --------------------

          13.1  Events of Default.  The occurrence of any one or more of the
                -----------------
following events shall constitute an Event of Default: (i) the failure by Tenant to make any payment of rent or any other payments required to be made by Tenant under this Lease when due if such failure continues for ten (10) days after written notice by Landlord to Tenant of such failure; (ii) the failure by Tenant to observe or perform any of the provisions of this Lease to be observed or performed by the Tenant if such failure continues for a period of ten (10) days, or such other period if this Lease specifically provides a different period for a particular failure, after written notice by Landlord to

Tenant of such failure, provided, however, that with respect to any failure which cannot reasonably be cured within ten (10) days, an Event of Default shall not be considered to have occurred if Tenant commences to cure such failure within such ten (10) day period and continues to proceed diligently with the cure of such failure; (iii) the failure by Tenant to pay its obligations as they become due; the making of any general assignment or general arrangement for the benefit of creditors by Tenant, or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under bankruptcy law or law affecting creditor's rights unless, in the case of a petition filed against Tenant, such petition is dismissed within sixty (60) days; the appointment of a trustee or a receiver to take possession of the Premises where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days; or (iv) Tenant transfers or agrees to transfer this Lease or possession of all or any portion of the Premises without Landlord's prior written consent.

         13.2 Remedies. On the occurrence of an Event of Default, Landlord may
              --------
at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach, do the following:

     (i) Landlord may elect to continue the term of this Lease in full force and effect and not terminate Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce any rights and remedies granted by this Lease or by law against Tenant, including, without limitation, the right to collect when due rental or other sums payable hereunder. Landlord shall not be deemed to have elected to terminate this Lease unless Landlord gives Tenant written notice of such election to terminate. Landlord's acts of maintenance or preservation of the Premises or efforts to relet the Premises shall not terminate this Lease.

     (ii) Landlord may elect by written notice to Tenant to terminate this Lease at any time after the occurrence of an Event of Default, and in such event Landlord may, at Landlord's option, declare this Lease and Tenant's right to possession of the Premises terminated, re-enter the Premises, remove Tenant's property therefrom and store it for Tenant's account and at Tenant's expense (but Landlord shall not be required to effect such removal), eject all persons from the Premises and recover damages from Tenant as hereinafter provided. Any such re-entry shall be permitted by Tenant without hindrance. Landlord shall not thereby be liable in damages for such re-entry or be guilty of trespass, forcible entry or unlawful detainer. If Landlord elects to so terminate this Lease and Tenant's right to possession or if this Lease and Tenant's right to possession are terminated by operation of law, such termination shall cancel all Tenant's options, if any, to extend or renew the term of this Lease.

     (iii) Landlord may notify any subtenant of the Premises of the existence of an Event of Default by Tenant in writing and thereafter all rent or other amounts due from any subtenant of the Premises shall be paid to Landlord and Landlord shall apply such rent or other amounts in payment of the amounts due from Tenant under this Lease. The delivery of such notice to any subtenant and the collection of such rent or other amounts by Landlord shall not terminate this Lease.

         13.3 Damages on Termination. On Termination of this Lease by reason of
              ----------------------
Tenant's breach, Landlord may recover as damages from Tenant, in addition to all other remedies available, but without repeating or otherwise duplicating any remedy heretofore granted to Landlord, an amount equal to the present value, discounted by the then current discount rate at the Federal Reserve Bank of Richmond, of the difference between the rent or other sums payable by Tenant to Landlord for the term of this Lease after the date of termination, as if this Lease were still in effect, and the reasonable rental value of the Premises for such period as proved by Tenant. On termination of this Lease by reason of Tenant's breach, Landlord may also recover as damages from Tenant all of the rent or other sums payable by Tenant pursuant to this Lease after the date of termination, as if this Lease were still in effect, until such time as Landlord has released the entire Premises, reduced by any rent or other payments which Landlord receives for the use of any portion of the Premises prior to releasing the entire Premises. On termination of this Lease by reason of Tenant's breach, Landlord may also recover as damages from Tenant that portion of any leasing commissions paid or payable by Landlord applicable to the unexpired term of this Lease and all costs incurred in releasing the Premises including advertising costs, the costs of refurbishment and alterations of the Premises and the cost of any concessions which the Landlord gives to release the Premises. If Landlord releases the Premises following a termination by reason of Tenant's breach, the rent charged by Landlord on such releasing shall be deemed to be the rental value of the Premises for the purpose of calculation of the damages which Landlord may recover from Tenant.

         13.4 Late Charge. If Tenant fails to make any payment of rent, expenses
              -----------
or other amounts required of Tenant under this Lease within ten (10) days of the date such amount is due as set forth in this Lease, then, in addition to any other amounts recoverable by Landlord hereunder, Tenant shall pay Landlord a late charge in an amount equal to $0.06 for each dollar past due. If Tenant fails, on three (3) separate occasions, to make any payment of rent, expenses or other amounts required of Tenant under this Lease within three (3) days of the date each such payment is due, then for the remainder of the Lease Term, Tenant shall pay a late charge in an amount equal to $0.06 for each dollar past due if Tenant thereafter fails to pay any payment of rent or other amount required under this Lease promptly when due. Such late charge shall be due notwithstanding the fact that no notice is given by Landlord to Tenant of such failure to pay. Notwithstanding the foregoing, if on three (3) separate occasions Tenant has received notice from Landlord that it has failed to pay rent, expenses or other amounts promptly when due, Tenant shall pay Monthly Rental for the balance of the term of this

Lease on a quarterly basis, in advance, on the first day of each such quarter. Landlord and Tenant agree that it would be extremely difficult and impractical to fix the actual damages sustained by Landlord for such default and that the late charge or quarterly rental payment set forth in this Section is a reasonable estimate of such damages at this time. Landlord anticipates that such damage would include the administrative costs and expenses, the cost of arranging for borrowed funds and attorneys' fees. The late charge provided in this Section shall be the sole damages which Landlord may recover from Tenant for the delay by Tenant in making any payment within ten (10) days from the date such payment is due until thirty (30) days after the date such payment is due, but this Section shall not limit Landlord's right to recover any other amount due pursuant to this Lease, Landlord's damages equivalent to the amount of the rent or other payments if this Lease is terminated, Landlord's damages or costs for Tenant failure to pay for a period beyond thirty (30) days from the date such payment is due, Landlord's cost and expense in connection with any litigation and Landlord's right to any other remedy such as terminating this Lease, recovering possession of the Premises or injunctive relief.

         13.5 Past Due Obligations. All amounts which Tenant is obligated to pay
              --------------------
Landlord pursuant to this Lease or when due shall bear interest at the maximum interest rate chargeable by law, not to exceed twenty percent (20%) per annum from the due date until paid, unless otherwise specifically provided herein. If a late charge is due with respect to such amount pursuant to Section 13.4, such interest shall commence to accrue thirty (30) days following the date such amount is due. The payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         13.6 Non-Exclusive Remedies. The remedies of Landlord set forth in this
              ----------------------
Section 13 shall not be exclusive, but shall be cumulative and in addition to all rights and remedies now or hereafter provided or allowed by law or equity, including, but not limited to, the right of Landlord to seek and obtain an injunction and the right of Landlord to damages in addition to those specified herein, except that the provisions of Section 13.4 shall limit Landlord's right to damages as specified therein. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law if Tenant is evicted or dispossessed for any cause or if Landlord obtains possession of the Premises by reason of the breach by Tenant of any of its obligations under this Lease. Tenant hereby expressly waives (i) the service of any notice in writing of intention to re-enter or to institute legal proceedings to that end and (ii) any right which Tenant may have to a jury trial in connection with any such legal proceedings.

         13.7 General Landlord Cure Provision. In the event Tenant defaults in
              -------------------------------
the performance of any of the terms, covenants, or conditions of this Lease, or fails to comply with any of the laws, statutes, ordinances, rules, orders, regulations or requirements of any governmental authority, then in such case Landlord shall have the immediate right, in addition to all rights and remedies outlined in this Section 13, to cure such default or noncompliance for the account of and at the cost and expense of Tenant, and the full amount so expended by Landlord, plus interest at the rate of fifteen percent (15%) per annum thereon, shall immediately be due and owing by Tenant to Landlord as additional rent hereunder.

     14.  ADDITIONAL RIGHTS OF LANDLORD.
          -----------------------------

          14.1 Entry by Landlord. Landlord and its agents and employees shall
               -----------------
have the right to enter the Premises at all times, to examine the same, to make such maintenance and repairs of the Premises and such maintenance, repairs, alterations, decorations, additions and improvements to other portions of the Building as Landlord requires and to show the Premises at reasonable times to prospective tenants during the last six (6) months of the term of this Lease. Landlord may erect, use and maintain pipes and conduits in and through the Premises provided such pipes and conduits do not detract from the appearance of the Premises. Landlord shall take reasonable precautions to minimize the disruption to Tenant of any entry to the Premises by Landlord as provided in this Section.

         14.2 Building Planning. Landlord shall have the right at any time
              -----------------
during the term of this Lease, upon giving Tenant sixty (60) days notice in writing, to provide and furnish Tenant with like space elsewhere in the Building of approximately the same size and area as the Premises and to remove and place Tenant in such new space at Landlord's sole cost and expense. On such relocation, the terms and conditions of this Lease shall remain in full force and effect, save and except that the Premises shall be in such new location within the Building, a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space, Section 1 of this Lease shall be amended to include and state all correct data as to the new space, and the Monthly Rental shall be reduced, but not increased, by the reduction of the Area of Premises, if any, on such relocation. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to cancel this Lease upon giving Landlord thirty (30) days written notice within ten (10) days of receipt of Landlord's notification.

         14.3  Transfer by Landlord.  Landlord may transfer its interest in the
               --------------------
Premises and this Lease without the consent of Tenant, at any time and from time to time. The obligations of Landlord pursuant to this Lease shall be binding upon Landlord and its successors only during their respective period of ownership except that Landlord and its successors shall be relieved of their obligation to refund security deposits and other funds to Tenant which they have received from Tenant or a predecessor Landlord only to the extent they transfer such amounts to their respective transferees. In addition, Landlord may lease any portion of the Building to others on such terms and for such purposes as Landlord considers appropriate and may terminate or modify leases with others for any portion of the Building without any obligation to Tenant and without relieving Tenant of any obligation under this Lease.

         14.4  Default by Landlord.  Landlord shall not be liable to Tenant if
               -------------------
Landlord is unable to fulfill any of its obligations under this Lease if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord, specifying Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes its efforts to satisfy such obligation.
Tenant may not offset against any rent or other amount due from Tenant under this Lease any amount due or claimed to be due to Tenant from Landlord whether arising pursuant to this Lease or otherwise. Any notice to Landlord by Tenant of Landlord's default under this Lease shall also be concurrently provided by registered or certified mail, to any holder of a mortgage or similar security instrument covering the Premises, whose address shall have been furnished to Tenant ("Mortgagee Notice"). The Mortgagee's Notice shall offer such mortgagee a reasonable opportunity to cure the default, including the time to obtain possession of the Premises by power of sale or judicial foreclosure, if such action should be necessary to cure Landlord's default.

         14.5 Subordination. This Lease is subject and subordinate to all ground
              -------------
or underlying leases, mortgages and deeds of trust which now affect the Building or any part of the Building and to all renewals, modifications, consolidations, replacements and extensions thereof. This Lease may, at the option of Landlord, be subordinate to any ground or underlying leases, mortgages, deeds of trust or other lien which may hereafter affect the Building or any part thereof and Tenant will execute and deliver upon the demand of Landlord from time to time any and all instruments desired by Landlord, subordinating, in the manner requested by Landlord, this Lease to such lease, mortgage, deed of trust or other lien, provided such lease, mortgage, deed of trust or lien provides that in the event of termination of such lease or foreclosure of such mortgage, deed of trust or lien, any successor to any interest of Landlord in the Building will not disturb Tenant's possession of the Premises if Tenant attorns to such successor as Landlord and otherwise performs its obligations under this Lease. Tenant agrees that Tenant shall attorn to any Landlord under any ground lease affecting the Building in the event of the termination or cancellation of such ground lease or to any purchaser upon foreclosure or sale pursuant to any lien. In the event of termination of such ground lease or foreclosure of such mortgage, deed or trust or other lien, any successor to any interest of Landlord in the Building shall have no liability to repay to Tenant any security deposit paid to any prior Landlord. Landlord may from time to time grant or declare such restrictions or covenants as may be reasonably required by Landlord or adopt and record such parcel maps, subdivision maps or condominium plans as may be reasonably required by Landlord relating to all or any portion of the Building and the provisions of all such documents shall be senior to this Lease and Tenant shall sign any of such documents upon receipt of Landlord provided such documents do not unreasonably interfere with the use of the Premises by Tenant as permitted by this Lease. Tenant acknowledges the right of the holder of any first mortgage or other first security interest in all or any part of the Building to subordinate its first mortgage or other first security interest either in whole or in part to this Lease. Tenant agrees at any time, and from time to time, upon not less than five (5) days notice, to execute, acknowledge and deliver to such holder the Tenant's agreement to such subordination in such form as such holder may require. Without limiting the generality of the foregoing, the form of subordination of the first mortgage or other first security interest may provide that it does not affect, is not applicable to, and expressly excludes the following: (i) the prior right, claim and lien of the first mortgage or first security interest in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Building, and to the right of disposition thereof in accordance with the provisions of the first mortgage or first security interest; (ii) the prior right, claim and lien of the first mortgage or first security interest in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Building, or any part thereof, and as to the right of disposition thereof in accordance with the terms of the first mortgage or first security interest; and
(iii) any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the first mortgage or first security interest and the execution of this Lease, or any lien or judgment which may arise at any time under the terms of this Lease.

     14.6  Lender's Rights. On receipt of written request from Landlord, Tenant
           ---------------
shall enter into a written agreement with Landlord and any ground lessor or any holder of any encumbrance on the Building in a form satisfactory to such ground lessor or holder which provides as follows: (i) Tenant shall attorn to such ground lessor or encumbrancer on termination of its ground lease or foreclosure of its encumbrance; (ii) without the written approval of such ground lessor or encumbrancer, Tenant shall not make any payments to Landlord more than thirty
(30) days prior to the date such payment is due pursuant to this Lease, Tenant shall not subordinate its interest in this Lease to any subsequent ground lease or encumbrance, and Landlord may not terminate this Lease or modify this Lease and; (iii) any subordination, termination or modification in violation of such agreement shall be invalid.

     14.7  Estoppel Certificate.  Tenant shall upon ten (10) days written notice
           --------------------
from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modifications and certifying that this Lease as so modified is in full force and effect; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; (iii) setting forth the date of commencement of rents and the date of expiration of the term of this Lease and setting forth any options of Tenant to extend the term of this Lease, the nature of such options and whether any such options have been exercised by Tenant; and (iv) stating the amount of security deposit made by Tenant to Landlord and amount and period covered by any prepayments of rents or other charges by Tenant. Any such statement may be relied upon by any then existing or prospective lessor, purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     14.8  Financial Information.  From time to time from the date of execution
           ---------------------
of this Lease through the term of this Lease, Tenant shall upon five (5) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles, consistently applied, and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     15.  MISCELLANEOUS.
          -------------

     15.1  Brokers. Tenant represents and warrants to Landlord that it has not
           -------
had dealings with any broker or finder other than as listed in Section 1.14 hereof in locating the Premises and that it knows of no other person who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord harmless from and against any and all claims, liabilities and expenses that Landlord may incur should such representation and warranty be incorrect. Landlord agrees to indemnify and hold Tenant harmless from any claims or liability to any broker or other person arising out of or relating to any agreement by Landlord to pay a brokerage commission, finder's fee or like payment to such broker or such person relating to the leasing of the Premises; provided, however, that Landlord shall not be obligated to Tenant for any claims or liability to any broker or other person with whom Tenant has dealing concerning the Building whose identity Tenant has failed to disclose to Landlord as required by this Section 15.1.

     15.2  Holding Over.  If Tenant, with or without Landlord's consent, remains
           ------------
in possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month-to-month upon all the provisions of this Lease, except that (a) the Monthly Rental during such tenancy shall be payable at two hundred percent (200%) of the Monthly Rental for the last month of the term, and (b) all options and rights of first refusal, if any, granted under the term of this Lease shall be terminated and be of no further effect during such month-to-month tenancy. Tenant hereby expressly waives (i) the service of any notice in writing of intention to re-enter or to institute legal proceedings to that end, and (ii) any right which Tenant may have to a jury trial in connection with any such legal proceedings.

     15.3  Performance.  All payments to be made under this Lease shall be made
           -----------
without prior legal notice or demand unless otherwise provided herein, in legal currency of the United States of America. Time is hereby made of the essence of each and every one and all of the terms, covenants and conditions to be kept, observed or performed under this Lease.

     15.4  Notices.  Any notices required or permitted to be given under this
           -------
Lease shall be in writing and may be delivered personally or by certified mail to the Landlord at the address set forth in Section 1.1 and to Tenant at the address set forth in Section 1.2. A copy of any notice to Landlord shall also be mailed to Murdock Management Company, 575 South Charles Street, Baltimore, Maryland 21201, and to such other parties as such addresses as Landlord requests in writing. Any notice given by mail shall be deemed received two (2) business days following the date such notice and the required copies are mailed as provided in this Section. Either party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above. Any notice required by this Lease shall be deemed to constitute the notice required by the laws of the State set forth in Section
1.15 above.

     15.5  Merger.  There shall be no merger of this Lease or of the leasehold
           ------
estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation or other legal entity may acquire or hold, directly or indirectly, this Lease or the leasehold estate and the fee estate in the Premises or any interest in such fee estate without the prior written consent of the holders of any mortgages or similar security instruments covering the leased Premises.

     15.6  Termination.  On termination of the Lease, Tenant shall execute and
           -----------
deliver to Landlord immediately upon Landlord's request a quitclaim deed in recordable form transferring to Landlord any interest of Tenant in the Premises.

     15.7  Applicable Laws.  This Lease shall be governed by and construed in
           ---------------
accordance with the laws of the State set forth in Section 1.15 above.

     15.8  Professional Fees.  If Tenant or Landlord brings any action for any
           -----------------
damages or other relief against the other or for a declaration or determination of any matter relating to this Lease, including a suit by Landlord for the recovery of rent or other payments from Tenant or for possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys', architects', engineers', brokers' and other professionals' fees in such suit, and such obligation shall be incurred on commencement of any action whether or not such action is prosecuted to judgment or final determination.

     15.9  Modification.   This Lease and any other written agreements dated as
           ------------
of the date of this Lease contain all of the terms and conditions agreed upon by the Landlord and Tenant with respect to the Premises and the Building. All prior negotiations correspondence and agreements are superseded by this Lease and any other contemporaneous documents. No officer or employee of any party has any authority to make any representation or promise not contained in this Lease and other contemporaneous documents, and each of the parties hereto agrees that it has not executed this Lease in reliance upon any representation or promise not set forth in this Lease or such contemporaneous documents. This Lease may not be modified or changed except by written instrument signed by Landlord and Tenant. Notwithstanding the foregoing, if, in connection with obtaining construction, interim or permanent financing for the Building, the Lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent therefor, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     15.10  Relationship of Parties.  Neither the method of computation of rent
            -----------------------
nor any other provisions contained in this Lease nor any acts of the parties shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, other than the relationship of Landlord and Tenant.

     15.11  Waiver.  The acceptance of rent or other payments by Landlord, or
            ------
the endorsement or statement on any check or any letter accompanying any check or other payment shall not be deemed an accord or satisfaction or a waiver of any obligation of Tenant regardless of whether or not Landlord had knowledge of any breach of such obligation. Failure to insist on compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions nor shall any waiver or relinquishment of any right or power hereunder, at any one time or more times, be deemed a waiver or relinquishment of such rights and powers at any other time or times or under any other circumstance(s).

     15.12  Partial Invalidity.  If any term or provision of this Lease or the
            ------------------
application thereof to any person or circumstances shall to any extent be invalid or unenforceable the remainder of this Lease or the applications of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     15.13  Interpretations.   Any uncertainty or ambiguity existing herein
            ---------------
shall not be interpreted against either party because such party prepared any portion of this Lease, but shall be interpreted according to the application of rules of interpretation of contracts generally.

     15.14  Successors and Assigns.  This Lease shall be binding upon and shall
            -----------------------
inure to the benefit of the parties hereto and their respective permitted heirs, representatives, successors and assigns.

     15.15  Tenant as Partnership.  If a partnership or more than one legal
            ----------------------
person executes that Lease as Tenant, (i) each partner is jointly and severally liable for keeping, observing and performing all the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (i) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons constituting Tenant with the same force and effect as if each and all of them have so acted or so given or received such notice or refund or so signed. Termination of Tenant, if a partnership, shall be deemed to be an assignment jointly to all of the partners, who shall thereafter be subject to the terms of this Lease is if each and all such former partners had initially signed this Lease as individuals.

     15.16  Tenant as Corporation.  If Tenant executes this Lease as a
            ---------------------
corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

     15.17  Partners' Liability.  It is understood that Harbor Court Associates
            -------------------
is a Maryland general partnership. All obligations of Harbor Court Associates hereunder are limited to the net assets of Harbor Court Associates from time to
time.   No partner of Harbor Court Associates or of any successor partnership, whether now or hereafter a partner, shall have any personal responsibility for the obligations of Landlord hereunder.

     15.18  Recordation.  Tenant covenants that it will not, without Landlord's
            ------------
prior written consent, record this Lease or offer this Lease for recordation. If at any time, Landlord or any mortgagee of Landlord's interest in the Leased Premises shall require the recordation of this Lease, such recordation shall be at Landlord's expense. If at any time Tenant shall require the recordation of this Lease, such recordation shall be at Tenant's expense. If the recordation of this Lease shall be required by any valid governmental order or if any governmental authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes or documentary stamp taxes, or both transfer taxes and documentary stamp taxes on this lease, Tenant will execute such acknowledgements as may be necessary to effect such recordation, and pay, upon request of Landlord, all recording fees, transfer taxes and documentary stamp taxes payable on or in connection with this Lease or such recordation.

     15.19  Exhibits.  All exhibits, riders and schedules, if any, attached
            ---------
hereto shall be deemed a part of this Lease.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Lease, as of the day and year first above written.


                                        LANDLORD:
WITNESS:                                HARBOR COURT ASSOCIATES,
                                        a Maryland General Partnership

                                        By:  Murdock Development Corporation, a
                                             General Partner



                                        By:  /s/
-----------------------------              -------------------------------------
                                        Title:  Vice President


                                        TENANT:
WITNESS:                                PHYSICIANS QUALITY CARE, INC.


                                        By:  /s/ Torrey C. Brown, M.D.
-----------------------------              -------------------------------------
                                               Title:

                                     RIDER
                                     -----

          TO LEASE, dated for reference purposes as of the 18th day of March, 1997, by and between HARBOR COURT ASSOCIATES, as "Landlord" and PHYSICIANS QUALITY CARE, INC., as "Tenant" (the "Lease").

16.       ADDITIONAL AGREEMENTS.
          ---------------------

          16.1  Initial Monthly Rental.  In addition to the Security Deposit set
                ----------------------
forth in Section 1.13, Tenant shall pay upon execution of this Lease the amount set forth in Section 1.11 hereof ($2,600.00) which shall be applied against the first Monthly Rental due under this Lease.

          16.2   Monthly Rental.  Notwithstanding anything to the contrary
                 --------------
contained in Section 4.2 of this Lease;

          (a) The CPI Adjustment for any "succeeding" calendar year shall not exceed 1.06 nor shall it be less than 1.03.

          16.4   Option to Extend Term.  Provided that Tenant has timely and
                 ---------------------
faithfully performed its obligations under this Lease throughout the term hereof, timely exercises this right as hereinafter provided, and is not in default at the time of exercise of such right or at the commencement of any extension period, Tenant shall have the right to extend the term of this Lease for one (1) period of six (6) months on the same terms and conditions as contained in this Lease.

          Not later than forty-five (45) days prior to the date the term of this Lease would otherwise expire, Tenant shall notify Landlord in writing of its election to exercise the right to extend the term hereof as provided above. The right to extend the term of this Lease shall terminate if not timely exercised as herein provided.

          During such extension period, Landlord and Tenant shall have the option to terminate this Lease by notifying the other party in writing thirty
(30) days prior to the termination date.

          16.5   Construction of Premises.
                 ------------------------

          Tenant hereby acknowledges that Tenant has inspected the Premises, see Suite Plan (Exhibit "C"), prior to execution of this Lease. Tenant agrees to accept the Premises in its "as-is" condition, except that prior to Tenant's occupancy and Lease Commencement, Landlord agrees to make the following improvements to the Premises at Landlord's expense, "Landlord's Work":

          (a) provide two (2) duplex electrical outlets in private office number 5;

          (b)  rekey the main entrance door and provide keys to Tenant;

          (c) provide building signage to include Tenant suite sign, 1st floor directory strip, 2nd floor directory listing, and Tenant directional sign.

          (d)  paint the entire Premises;

          (e)  install new carpet and vinyl base.

          IN WITNESS WHEREOF, the parties hereto hereby execute this Rider as of the date of the Lease.

                                 LANDLORD:
WITNESS:                         HARBOR COURT ASSOCIATES,
                                 a Maryland General Partnership

                                 By:  Murdock Development Corporation Inc.



                                 By:  /s/
----------------------------        ------------------------------------
                                 Title:  Vice President


                                 TENANT:
WITNESS:


                                 By: /s/ Torrey C. Brown, M.D.
----------------------------        ------------------------------------
                                       Title:

                               PARKING AGREEMENT
                               -----------------


          This Agreement, dated as of MARCH 18, 1997, is entered into by and between HARBOR COURT ASSOCIATES and PHYSICIANS QUALITY CARE, INC.

          Reference is made to that certain Lease dated as of MARCH 18, 1997, by and between HARBOR COURT ASSOCIATES, as "Landlord" therein, and PHYSICIANS QUALITY CARE, INC. as "Tenant" therein (the "Lease"). For so long as the Lease is in full force and effect, HARBOR COURT ASSOCIATES, for itself and any successor, owner and operator of the parking facility situate on Parcel 3 as shown on the Amended Subdivision Plat of Harbor Court, agrees to permit PHYSICIANS QUALITY CARE, INC. and its successors in interest as Tenant pursuant to the Lease and Tenant's employees (collectively "Customer") to park an aggregate of two (2) cars within the said parking facility in unreserved, unassigned spaces or in such specific or general areas thereof as from time to time may be designated by such owner or the parking operator, and otherwise subject to such rules, regulations, waiver of liability and other operating policies, as same may change from time to time, applicable to monthly parking provided to the public generally in such parking facility. Customer shall pay the monthly rate for such parking from time to time applicable; provided, however, that one (1) of such parked car(s) will be at no cost to Tenant during the first six (6) months of the term of the Lease.


          IN WITNESS WHEREOF, HARBOR COURT ASSOCIATES and PHYSICIANS QUALITY CARE, INC. have executed this Agreement as of the date first above written.

                              HARBOR COURT ASSOCIATES

                              By:  Murdock Development Corporation, Inc.



                              By:  /s/
                                 ---------------------------------------
                                     Title:


                              PHYSICIANS QUALITY CARE, INC.



                              By:  /s/ Torrey C. Brown, M.D.
                                 ---------------------------------------
                                     Title:

                                       1